UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  02/02/2011

INFOSPACE, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-25131

Delaware	91-1718107
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

601 108th Avenue NE
Suite 1200
Bellevue, WA 98004
(Address of principal executive offices, including zip code)

425-201-6100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On January 28, 2011, InfoSpace, Inc. requested from the Securities and Exchange Commission (the "Commission") an extension of a previously granted order for confidential treatment of certain agreements between InfoSpace, Inc. (including certain affiliates) and Yahoo! Inc. (including predecessor-in-interest Overture Services, Inc. and certain affiliates). In an order dated March 31, 2009, the Commission granted confidential treatment for, inter alia, certain confidential information contained in the Yahoo! Publisher Network Service Order dated November 26, 2007, (redacted version originally filed as Exhibit 10.41 to the InfoSpace, Inc. Annual Report on Form 10-K filed on March 2, 2009) and Amendment #2 to the Yahoo! Publisher Network Service Order dated November 1, 2008 (redacted version originally filed as Exhibit 10.43 to the InfoSpace, Inc. Annual Report on Form 10-K filed on March 2, 2009). InfoSpace has requested an extension until December 31, 2013 of the confidential treatment for those portions of these agreements that remain confidential. In accordance with the guidance provided by the Commission in Division of Corporation Finance Staff Legal Bulletin No. 1, InfoSpace is re-filing these agreements to disclose the information that is no longer confidential. The revised redacted agreements are attached to this Current Report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

Exhibit 10.1*                   Yahoo! Search Marketing-Yahoo! Publisher Network Service Order #1-9935871 by and among Overture Services, Inc., Overture Search Services (Ireland) Limited, InfoSpace Sales LLC, InfoSpace Europe Limited and InfoSpace, Inc. (as guarantor) dated November 26, 2007.

Exhibit 10.2                   Amendment #1 dated January 31, 2008 to the Yahoo! Search Marketing-Yahoo! Publisher Network Service Order #1-9935871 dated November 26, 2007 by and among Overture Services, Inc., Overture Search Services (Ireland) Limited, InfoSpace Sales LLC, InfoSpace Europe Limited and InfoSpace, Inc. (as guarantor).

Exhibit 10.3*                   Amendment #2 dated November 1, 2008 to the Yahoo! Search Marketing-Yahoo! Publisher Network Service Order #1-9935871 dated November 26, 2007 by and among Yahoo! Inc. (as successor-in-interest to Overture Services, Inc.), Overture Search Services (Ireland) Limited, InfoSpace Sales LLC, InfoSpace Europe Limited and InfoSpace, Inc. (as guarantor).

*        Confidential treatment has been requested for portions of this exhibit. These portions have been omitted from this Current Report on Form 8-K and submitted separately to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFOSPACE, INC.

Date: February 02, 2011	By:	/s/ Alesia L. Pinney
Alesia L. Pinney
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
EX-10.1	Yahoo! Publisher Network Service Order dated November 26, 2007*
EX-10.2	Amendment #1 to the Yahoo! Publisher Network Service Order dated January 31, 2008
EX-10.3	Amendment #2 to the Yahoo! Publisher Network Service Order dated November 1, 2008*